Exhibit 10.1

BGC HOLDINGS, L.P.

SEVENTH AMENDMENT

TO AGREEMENT OF LIMITED PARTNERSHIP,

AS AMENDED AND RESTATED

This Seventh Amendment (this “Seventh Amendment”) to the Agreement of Limited Partnership of BGC Holdings, L.P. (the “Partnership”), as amended and restated as of March 31, 2008, and as further amended effective as of March 1, 2009, August 3, 2009, January 1, 2010, August 6, 2010, December 31, 2010, and March 15, 2011 (as amended, the “Agreement”), is executed on September 9, 2011 and is effective as of April 1, 2011.

WITNESSETH:

WHEREAS, the General Partner and the Exchangeable Limited Partner wish to make certain modifications to the Agreement; and

WHEREAS, this Seventh Amendment has been approved by each of the General Partner and the Exchangeable Limited Partner;

NOW, THEREFORE, the Agreement is hereby amended on the terms set forth in this Seventh Amendment:

Section 1.	Creation and Description of AREUs, ARPUs, APSUs, and APSIs

Pursuant to the authority conferred on the General Partner under the Agreement, including without limitation Sections 3.01, 4.02, and 13.01 thereof, there are hereby created new classes of Units in the Partnership designated as AREUs, ARPUs, APSUs, and APSIs. AREUs, ARPUs, APSUs, and APSIs shall be considered Working Partner Units.

AREUs shall be a separate class of units and otherwise shall be identical in all respects to REUs for all purposes under the Agreement; except that, for as long as, and until, the Distribution Conditions (as such term is defined in the applicable AREU award documentation for the applicable AREU holder) are met, if ever: (i) Section 5.04 shall hereby be amended to reflect that only net losses as are determined by the General Partner shall be allocable with respect to such AREUs; (ii) the definition of “Percentage Interest” shall exclude such AREUs solely for purposes of calculating net profits as determined by the General Partner pursuant to Section 5.04; and (iii) Section 6.01 shall not apply to the AREUs.

ARPUs shall be a separate class of units and otherwise shall be identical in all respects to RPUs for all purposes under the Agreement; except that, for as long as, and until, the Distribution Conditions (as such term is defined in the applicable ARPU award documentation for the applicable ARPU holder) are met, if ever: (i) Section 5.04 shall hereby be amended to reflect that only net losses as are determined by the General Partner shall be allocable with respect to such ARPUs; (ii) the definition of “Percentage Interest” shall exclude such ARPUs solely for purposes of calculating net profits as determined by the General Partner pursuant to Section 5.04; and (iii) Section 6.01 shall not apply to the ARPUs.

APSUs shall be a separate class of units and otherwise shall be identical in all respects to PSUs for all purposes under the Agreement; except that, for as long as, and until, the Distribution Conditions (as such term is defined in the applicable APSU award documentation for the applicable APSU holder) are met, if ever: (i) Section 5.04 shall hereby be amended to reflect that only net losses as are determined by the General Partner shall be allocable with respect to such APSUs; (ii) the definition of “Percentage Interest” shall exclude such APSUs solely for purposes of calculating net profits as determined by the General Partner pursuant to Section 5.04; and (iii) Section 6.01 shall not apply to the APSUs.

APSIs shall be a separate class of units and otherwise shall be identical in all respects to PSIs for all purposes under the Agreement; except that, for as long as, and until, the Distribution Conditions (as such term is defined in the applicable APSI award documentation for the applicable APSI holder) are met, if ever: (i) Section 5.04 shall hereby be amended to reflect that only net losses as are determined by the General Partner shall be allocable with respect to such APSIs; (ii) the definition of “Percentage Interest” shall exclude such APSIs solely for purposes of calculating net profits as determined by the General Partner pursuant to Section 5.04; and (iii) Section 6.01 shall not apply to the APSIs.

Section 2.	Creation and Description of PSEs

Pursuant to the authority conferred on the General Partner under the Agreement, including without limitation Sections 3.01, 4.02, and 13.01 thereof, there is hereby created a new class of Units in the Partnership designated as PSEs which shall be considered Working Partner Units.

PSEs shall be a separate class of units and otherwise shall be identical in all respects to PSUs for all purposes under the Agreement; except that, the provisions of Section 6.03 (Minimum Distributions in Respect of Restricted Partnership Units) shall apply to PSEs, as set forth below.

For the avoidance of doubt, PSEs shall be counted in the calculation of a Partner’s Percentage Interest in the event of dissolution of the Partnership (as opposed to RPUs, ARPUs, PSIs and APSIs).

The following Section 6.03 of the Agreement is hereby amended and restated as follows:

“Minimum Distributions in Respect of Restricted Partnership Units and PSEs. Notwithstanding Section 6.01, in no event shall the amount distributed with respect to each Restricted Partnership Unit be less than one-half of a cent ($0.005) with respect to each fiscal quarter (the “Minimum Distribution Amount” or “MDA”). In the event that the amount that otherwise would have been distributable pursuant to Section 6.01(a)(ii) in respect of such Restricted Partnership Unit (had no MDA applied to such Restricted Partnership Unit) is less than the applicable MDA for any fiscal quarter or consecutive fiscal quarters, or is negative, the amount distributed to such Working Partner for the next applicable quarter or future quarters during which such distributable amount exceeds the applicable MDA shall be reduced to the fullest extent possible (but not below the applicable MDA for any such quarter) by an amount equal to such shortfall, until the shortfall has been reduced to zero (0), provided that, in the event there remains a cumulative shortfall between the aggregate amount of shortfall and the amount by which distributions pursuant to Section 6.01(a)(ii) have been reduced pursuant to this Section, with respect to Restricted Partnership Units at the time such person becomes a Terminated Partner, the cumulative shortfall shall be applied to reduce (but not below zero (0)) first the Adjusted Capital Account of any Units held by the holder of such Units, then the Post-Termination Payment applicable to any Units, and thereafter, any other payments in respect of any other Units owed by the Partnership to such Terminated Partner. The General Partner in its sole and absolute discretion shall determine the characterization for tax purposes of any distribution to a Partner or Terminated Partner pursuant to this Section 6.03 and the impact of such payment, if any, on amounts allocable to and distributable to all Partners under this Agreement.

Notwithstanding Section 6.01, in no event shall the amount distributed with respect to each PSE be less than one and one-half of a cent ($0.015) with respect to each fiscal quarter (the “Minimum Distribution Amount” or “MDA”). In the event that the amount that otherwise would have been distributable in respect of such PSE (had no MDA applied to such PSE) pursuant to Section 6.01(a)(ii) is less than the applicable MDA for any fiscal quarter or consecutive quarters, or is negative, the amount distributable to such Working Partner for the next applicable quarter or future quarters during which such distributable amount exceeds the applicable MDA shall be reduced to the fullest extent possible (but not below the applicable MDA for any such quarter) by an amount equal to such shortfall, until the shortfall has been reduced to zero (0), provided that in the event there remains a cumulative shortfall between the aggregate amount of shortfall and the amount by which distributions pursuant to Section 6.01(a)(ii) have been reduced pursuant to this Section, with respect to PSEs at the time such person becomes a Terminated Partner, the cumulative shortfall shall be applied to reduce (but not below zero (0)) first the Adjusted Capital Account of any Units held by the holder of such Units, and thereafter, any other payments in respect of any other Units owed by the Partnership to such Terminated Partner; and further provided that the General Partner, however, may determine in its sole and absolute discretion to postpone the payment of any MDA for such PSE for up to four fiscal quarters. The General Partner in its sole and absolute discretion shall determine the characterization for tax purposes of any distribution to a Partner or Terminated Partner pursuant to this Section 6.03 and the impact of such payment, if any, on amounts allocable and distributable to all Partners under this Agreement.

For the avoidance of doubt, a Partner must not be a Terminated Partner on the date of payment (whether such payment is a current payment or postponed payment) to be eligible to receive any distribution in respect of such Unit.”

Section 3.	Definitions

The definition of “Founding/Working Partner” is hereby amended and restated as follows for any Partner who or that becomes a holder of a Working Partner Interest as of (and not before), or at any time after, the effective date of this Amendment:

“Founding/Working Partner” means any holder of a Founding Partner Interest and/or a Working Partner Interest. Except as otherwise provided in this Agreement, (a) in the case of a Founding/Working Partner that is a trust, “Founding/Working Partner” shall mean any one or more grantor(s), trustee(s) and/or beneficiar(ies) of such trust, as determined by the General Partner in its sole and absolute discretion, consistent with the purposes of this Agreement; and (b) in the case of a Founding/Working Partner that is a corporation or other entity, “Founding/Working Partner” shall mean any one or more shareholder(s) or owner(s) of such entity, as determined by the General Partner in its sole and absolute discretion, consistent with the purposes of this Agreement.

The definition of “Working Partner” is hereby amended and restated as follows for any Partner who or that becomes a holder of a Working Partner Interest as of (and not before), or at any time after, the effective date of this Amendment:

“Working Partner” means any holder of a Working Partner Interest. Except as otherwise provided in this Agreement, (a) in the case of a Working Partner that is a trust, “Working Partner” shall mean any one or more grantor(s), trustee(s) and/or beneficiar(ies) of such trust, as determined by the General Partner in its sole and absolute discretion, consistent with the purposes of this Agreement; and (b) in the case of a Working Partner that is a corporation or other entity, “Working Partner” shall mean any one or more shareholder(s) or owner(s) of such entity, as determined by the General Partner in its sole and absolute discretion, consistent with the purposes of this Agreement.

The definition of “REU Partner” is hereby amended and restated as follows for any Partner who or that becomes a holder of an REU Interest as of (and not before), or at any time after, the effective date of this Amendment:

“REU Partner” means a holder of REU Interests. Except as otherwise provided in this Agreement, (a) in the case of an REU Partner that is a trust, “REU Partner” shall mean any one or more grantor(s), trustee(s) and/or beneficiar(ies) of such trust, as determined by the General Partner in its sole and absolute discretion, consistent with the purposes of this Agreement; and (b) in the case of a REU Partner that is a corporation or other entity, “REU Partner” shall mean any one or more shareholder(s) or owner(s) of such entity, as determined by the General Partner in its sole and absolute discretion, consistent with the purposes of this Agreement.

Section 4.	Other Amendments

The General Partner shall have the authority, without the consent of the other Partners other than the Exchangeable Limited Partners (by affirmative vote of a Majority in Interest), to make such other amendments to the Agreement as are necessary or appropriate to give effect to the intent of this Seventh Amendment, including, without limitation, to amend the Table of Contents or to reflect this Seventh Amendment in an Amended and Restated Agreement of Limited Partnership (and to further amend and/or restate such Amended and Restated Agreement of Limited Partnership to reflect this Seventh Amendment to the extent necessary or appropriate as determined by the General Partner).

Defined terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

BGC GP, LLC

By:	/s/ Howard W. Lutnick
Name: Howard W. Lutnick
Title: Chairman and CEO

CANTOR FITZGERALD, L.P., as the sole Exchangeable Limited Partner

By:	/s/ Howard W. Lutnick
Name: Howard W. Lutnick
Title: Chairman and CEO